UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 8, 2015

PHL Variable Insurance Company
(Exact name of registrant as specified in its charter)

Connecticut	333-20277	06-1045829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal and Appointment of Principal Independent Registered Public Accounting Firm

On June 8, 2015, the Audit Committee (“Audit Committee”) of the Board of Directors of PHL Variable Insurance Company (“PHL Variable” or the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its principal independent registered public accounting firm, effective June 11, 2015, and appointed KPMG LLP (“KPMG”) as its new principal independent registered public accounting firm concurrent with the dismissal of PwC.

The reports of PwC on PHL Variable’s financial statements for the fiscal years ended December 31, 2013 and December 31, 2014 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During PHL Variable’s fiscal years ended December 31, 2013 and December 31, 2014 and the subsequent interim period through the date of the dismissal of PwC (the “Reporting Period”), there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years.

During the Reporting Period, other than as follows, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K: As of each of December 31, 2013 and 2014, material weaknesses existed in PHL Variable’s internal control over financial reporting over the accounting for and disclosures of technical accounting matters in the consolidated financial statements and in PHL Variable’s effective monitoring and oversight over the controls in the financial reporting process.

The material weaknesses included deficiencies in the period-end financial reporting process including the processing of journal entries and the preparation and review of account reconciliations, insufficient complement of personnel with a level of United States Generally Accepted Accounting Principles (“U.S. GAAP”) accounting knowledge commensurate with the Company’s financial reporting requirements and ineffective monitoring and review activities.

The above material weaknesses also contributed to the following material weaknesses in internal control over financial reporting, which have been identified and included in management’s assessment as of December 31, 2014, as set forth in PHL Variable’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2015 (the “2014 Form 10-K”):

1.	Actuarial Finance and Valuation – The Company did not maintain effective controls over the actuarial process. Specifically:

●	The Company did not maintain effective controls to review and approve assumptions and methodologies used in the determination of actuarially derived insurance policy liability estimates.

●	The Company did not maintain effective systems and controls to appropriately measure actuarially derived balances for its fixed indexed annuity products.

●	The Company did not maintain effective controls over key actuarial spreadsheets and certain key reports to ensure the reliability of data, assumptions and valuation calculations.

●	The Company did not maintain effective controls over the application of U.S. GAAP to universal life reserves.

2.	Investments – The Company did not maintain effective controls over certain investment processes. Specifically:

●	The Company did not maintain effective controls over the recognition and measurement of impaired investments.

●
The Company did not maintain effective controls over the recognition and measurement of certain elements of net investment income as well as identifying embedded derivatives related to structured securities.

●	The Company did not maintain effective controls over internally priced securities, including private placement debt securities.

●	The Company did not maintain effective controls over classification in the fair value hierarchy disclosure.

●	The Company did not maintain effective controls to properly recognize and measure counterparty non-performance risk on non-collateralized derivatives.

3.	Reinsurance Accounting – The Company did not maintain effective controls for complex reinsurance treaties. Specifically:

●	The Company did not maintain effective controls to analyze, document and review the U.S. GAAP accounting for such transactions at inception.

●
The Company did not maintain effective controls to analyze, document, review and appropriately account for related party reinsurance transactions including accounting for gains/losses at inception and actuarial valuation of reinsurance balances.

4.
Cash flows and changes in classifications – The Company did not maintain effective controls over the presentation of cash and cash flows. Specifically, the Company did not maintain effective controls over the preparation and review of appropriate detail to support the classification of activity in the statements of cash flows. In addition, there were not effective controls for assessing the classification of cash and related balances for presentation in the balance sheets.

5.
Access to applications and data – The Company did not maintain effective information technology general controls related to restricted access. Specifically, the Company did not maintain effective controls for granting, removing and reviewing access to ensure appropriate segregation of duties and restricted access to programs and data.

The Audit Committee has discussed the foregoing reportable events with PwC. The Company has authorized PwC to respond fully and without limitation to the inquiries of KPMG concerning all matters related to the periods audited by PwC, including with respect to the subject matter of the reportable events described herein.

PHL Variable provided PwC with a copy of this Current Report on Form 8-K (this “Form 8-K”) and requested that PwC furnish PHL Variable with a letter addressed to the SEC stating whether PwC agrees with the statements made by PHL Variable in response to the disclosures required by Item 304(a) of Regulation S-K. PHL Variable received the requested letter, a copy of which is filed as Exhibit 16.1 to this Form 8-K.

During PHL Variable’s fiscal years ended December 31, 2013 and December 31, 2014 and the subsequent interim period through the date of appointment, neither PHL Variable nor anyone acting on PHL Variable’s behalf consulted KPMG regarding  the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or with respect to any matter that was the subject of a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d)           Exhibit:

Exhibit No.	Description

Exhibit 16.1-	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 11, 2015, regarding change in independent registered public accounting firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHL VARIABLE INSURANCE COMPANY

Date: June 11, 2015	By:	/s/ Bonnie J. Malley
Name: Bonnie J. Malley
Title: Executive Vice President and Chief Financial Officer